As filed with the Securities and Exchange Commission on March 30, 2000

Securities Act File No. 33-34476
Investment Company Act File No. 811-6089

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	|_|
Post-Effective Amendment No. 9	|X|
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 12	|X|
(Check appropriate box or boxes)

Merrill Lynch Short-Term Global Income Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (609) 282-2800

Terry K. Glenn
Merrill Lynch Short-term Global Income Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: BROWN & WOOD LLP One World Trade Center New York, New York 10048-0557 Attention: Thomas R. Smith, Jr., Esq.	Michael J. Hennewinkel, Esq. MERRILL LYNCH ASSET MANAGEMENT P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box)

|X|	immediately upon filing pursuant to paragraph (b)
| |	on (date) pursuant to paragraph (b)
| |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, par value $.10 per share.

Prospectus

[MERRILL LYNCH LOGO]

Merrill Lynch Short-Term Global Income Fund, Inc.

March 30, 2000

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

[GRAPHIC OMITTED] KEY FACTS

Merrill Lynch Short-Term Global Income Fund at a Glance
Risk/Return Bar Chart
Fees and Expenses

[GRAPHIC OMITTED] DETAILS ABOUT THE FUND

How the Fund Invests
Investment Risks

[GRAPHIC OMITTED] YOUR ACCOUNT

Merrill Lynch Select PricingSM System
How to Buy, Sell, Transfer and Exchange Shares
Participation in Merrill Lynch Fee-Based Programs

[GRAPHIC OMITTED] MANAGEMENT OF THE FUND

Merrill Lynch Asset Management
Financial Highlights

[GRAPHIC OMITTED] FOR MORE INFORMATION

Shareholder Reports
Statement of Additional Information

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

Key Facts [GRAPHIC OMITTED]

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND AT A GLANCE

What is the Fund's investment objective?

The Fund's investment objective is to seek a high level of current income from a global portfolio of high quality debt securities denominated in various currencies and multinational currency units and having remaining maturities not exceeding three years.

What are the Fund's main investment strategies?

The Fund tries to achieve its objective by investing in a non-diversified portfolio of debt securities, such as government obligations, corporate bonds and notes, mortgage-backed securities and securities whose potential investment return is based on the change in a particular index or rate. U.S. and foreign companies and governments and supranational entities may issue these securities. Other than government obligations, the securities in which the Fund invests are rated in the top two highest rating categories of recognized rating agencies or determined to be of comparable quality by the Fund's Board of Directors and Investment Adviser. The Fund will invest in debt securities with remaining maturities of three years or less. The Fund cannot guarantee that it will achieve its objective.

The Fund is designed to seek a higher amount of yield than a money market fund and less fluctuation in the Fund's net asset value than a longer term global bond fund. The Investment Adviser manages the Fund using a multi-market strategy. This means that the Investment Adviser allocates the Fund's investments among securities denominated in the currencies of a number of foreign countries based on the Investment Adviser's assessment of yields, market and economic conditions and the expected changes in currencies of various countries relative to each other. Within each country, the Investment Adviser may allocate the Fund's investments to different types of securities. Generally, the Fund will invest at least 25% of its total assets in debt securities issued by banks.

The Fund may invest in debt securities denominated in any currency. It will not invest more than 25% of its total assets in a single currency other than the U.S. dollar. Under normal market conditions, the Fund will invest in securities denominated in at least three currencies, including the U.S. dollar. Under adverse circumstances, however, the Fund may invest solely in one market or in one currency. The Fund will not invest in countries that the Investment Adviser does not consider to have stable governments or whose currencies are not convertible into U.S. dollars.

(sidebar)

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

Debt Security — a security representing the issuer's obligation to repay principal and to pay interest at a specified rate.

Government Obligations — fixed income securities issued by a government or its agencies or instrumentalities, as distinct from securities issued by corporations.

Corporate Bond or Note — a fixed income debt security issued by a corporation, as distinct from one issued by a government agency or instrumentality.

Mortgage-Backed Securities — securities that give their holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Yield — the income generated by an investment in the Fund.

(end sidebar)

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      3

[GRAPHIC OMITTED] Key Facts

The Fund may seek to hedge its portfolio securities against currency risks, and to a lesser extent, interest rate risks through the use of derivatives, including options, futures, forwards, options on futures, currency transactions, indexed and inverse securities.

What are the main risks of investing in the Fund?

As with any fund, the value of the Fund's investments — and therefore the value of the Fund's shares — may fluctuate. These changes may occur because particular bond markets in which the Fund invests are rising or falling, or in response to interest rate changes. Generally, when interest rates go up, the value of debt instruments goes down. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund's investments goes down, you may lose money.

The Fund will invest in foreign securities. Foreign investing involves special risks — including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities.

The Fund's policy of concentrating its investments in the banking industry will cause the Fund to have greater exposure to certain risks associated with that industry, such as the impact of bank regulation, increases in interest rates and exposure to credit losses.

The Fund is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than if it were a diversified fund. If the Fund invests in a smaller number of issuers, the Fund's risk is increased because developments affecting an individual issuer have a greater impact on the Fund's performance.

Derivatives may be volatile and subject to liquidity, leverage and credit risks.

Who should invest?

The Fund may be an appropriate investment for you if you:

  Are investing for current income
  Want a professionally managed portfolio without the administrative burdens of direct investments in global bonds
  Are looking for exposure to a variety of foreign markets
  Are willing to accept the risk of loss of income and principal

4      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

  caused by negative economic developments, changes in interest rates or adverse changes in the price of bonds generally
  Are willing to accept the risks of foreign investing in order to seek a high level of current income

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class B shares for each complete calendar year since the Fund's inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for the periods shown with those of Salomon Brothers World Government One-Three Year Bond Index and the Merrill Lynch (ML) Global Government Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

[The following table was depicted as a bar chart in the printed material.]

                                   [BAR GRAPH]

  1991     1992     1993     1994     1995     1996     1997     1998     1999
  ----     ----     ----     ----     ----     ----     ----     ----     ----
  6.63%   -3.39%    6.15%   -3.30%    6.31%    4.52%    3.08%    4.52%    3.87%

During the period shown in the bar chart, the highest return for a quarter was 2.88% (quarter ended June 30, 1992) and the lowest return for a quarter was -7.13% (quarter ended September 30, 1992).

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      5

[GRAPHIC OMITTED] Key Facts

Average Annual Total Returns
(as of the calendar year ended                            Past           Past            Since
December 31, 1999)                                      One Year      Five Years       Inception
---------------------------------------------------------------------------------------------------
  Merrill Lynch Short-Term Global
  Income Fund*                           Class A          1.29%         4.77%            4.32%+
  Salomon Brothers World Government
  One-three Year Bond Index**                             4.17%         7.23%            7.11%++
  ML Global Government Bond Index***                      0.76%         4.94%            4.62%+++
---------------------------------------------------------------------------------------------------
  Merrill Lynch Short-Term Global
  Income Fund*                           Class B         -0.11%         4.45%            3.32%#
  Salomon Brothers World Government
  One-three Year Bond Index**                             4.17%         7.23%            6.74%##
  ML Global Government Bond Index***                      0.76%         4.94%            6.74%###
---------------------------------------------------------------------------------------------------
  Merrill Lynch Short-Term Global
  Income Fund*                           Class C          2.64%         3.97             3.46%+
  Salomon Brothers World Government
  One-three Year Bond Index**                             4.17%         7.23%            7.11%++
  ML Global Government Bond Index***                      0.76%         4.94%            4.62%+++
---------------------------------------------------------------------------------------------------
  Merrill Lynch Short-Term Global
  Income Fund*                           Class D          0.39%         4.19%            3.44%#
  Salomon Brothers World Government
  One-three Year Bond Index**                             4.17%         7.23%            6.74%##
  ML Global Government Bond Index***                      0.76%         4.94%            6.74%###
---------------------------------------------------------------------------------------------------

* Includes sales charge.
** This unmanaged Index is comprised of 189 global government bonds maturing in one to three years hedged into U.S. dollars. Past performance is not predictive of future performance.
*** This unmanaged index is comprised of global government bonds maturing in one to three years. Past performance is not predictive of future performance
+ Inception date is October 21, 1994.
++ Since October 31, 1994.
+++ Since October 21, 1994.
# Inception date is August 3, 1990.
## Since July 31, 1990.
### Since August 3, 1990.

6      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (Fees Paid
directly from your investment)(a):                          Class A         Class B(b)      Class C         Class D
-----------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on purchases
  (as a percentage of offering price)                        4.00%(c)        None            None            4.00%(c)
-----------------------------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (as a
  percentage of original purchase price or redemption
  proceeds, whichever is lower)                              None(d)         4.00%(c)        1.00%(c)        None(d)
-----------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on
  Dividend Reinvestments                                     None            None            None            None
-----------------------------------------------------------------------------------------------------------------------
  Redemption Fee                                             None            None            None            None
-----------------------------------------------------------------------------------------------------------------------
  Exchange Fee                                               None            None            None            None
-----------------------------------------------------------------------------------------------------------------------
  Annual Fund Operating Expenses (expenses
  that are deducted from Fund Assets):
-----------------------------------------------------------------------------------------------------------------------
  Management Fee(e)                                          0.55%           0.55%           0.55%           0.55%
-----------------------------------------------------------------------------------------------------------------------
  Distribution and/or Service (12b-1) Fees(f)                none            0.75%           0.80%           0.25%
-----------------------------------------------------------------------------------------------------------------------
  Other Expenses (including transfer agency fees)(g)         0.59%           0.63%           0.75%           0.58%
-----------------------------------------------------------------------------------------------------------------------
  Total Annual Fund Operating Expenses                       1.14%           1.93%           2.10%           1.38%
-----------------------------------------------------------------------------------------------------------------------

(a) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. See "How to Buy, Sell, Transfer and Exchange Shares."
(b) Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.
(c) Some investors may qualify for reductions in the sales charge (load).
(d) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e) The Fund pays the Investment Adviser a fee at the annual rate of 0.55% of the average daily net assets of the Fund for the first $2 billion; 0.525% of the average daily net assets from $2 billion to $4 billion; 0.50% of the average daily net assets from $4 billion to $6 billion; 0.475% of the average daily net assets from $6 billion to $10 billion; 0.45% of the average daily net assets from $10 billion to $15 billion; and 0.425% of the average daily net assets above $15 billion. The Investment Adviser has agreed to voluntarily waive a portion of management fees and for the fiscal year ended December 31, 1999, the Investment Adviser received a fee equal to 0.50% of the Fund's average daily net assets. The Total Annual Fund Operating Expenses shown in the table do not reflect the Investment Adviser's voluntary waiver of a portion of the management fees because it may be discontinued by the Investment Adviser at any time without notice. During the fiscal year ended December 31, 1999, the Investment Adviser earned fees of $583,841 of which $20,942 was voluntarily waived. After taking into account the fee waiver described above and such waiver, the total expense ratio was 1.13% for Class A, 1.91% for Class B, 2.08% for Class C and 1.36% for Class D.

(sidebar)

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers for account maintenance activities.

(end sidebar)

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      7

[GRAPHIC OMITTED] Key Facts

(Footnotes continued from previous page)
(f) The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(g) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended December 31, 1999, the Fund paid the Transfer Agent fees totaling $261,842. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended December 31, 1999, the Fund reimbursed the Investment Adviser $103,742 for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

                   1 Year         3 Years         5 Years           10 Years
--------------------------------------------------------------------------------
  Class A          $  512         $   748         $  1,003          $  1,731
--------------------------------------------------------------------------------
  Class B          $  596         $   806         $  1,042          $  2,254
--------------------------------------------------------------------------------
  Class C          $  313         $   658         $  1,129          $  2,431
--------------------------------------------------------------------------------
  Class D          $  535         $   819         $  1,125          $  1,991
--------------------------------------------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                   1 Year         3 Years         5 Years           10 Years
--------------------------------------------------------------------------------
  Class A          $  512         $   748         $  1,003          $  1,731
--------------------------------------------------------------------------------
  Class B          $  196         $   606         $  1,042          $  2,254
--------------------------------------------------------------------------------
  Class C          $  213         $   658         $  1,129          $  2,431
--------------------------------------------------------------------------------
  Class D          $  535         $   819         $  1,125          $  1,991
--------------------------------------------------------------------------------

8      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

Details About the Fund [GRAPHIC OMITTED]

HOW THE FUND INVESTS

The Fund's investment objective is a high level of current income. The Fund invests in a non-diversified global portfolio of high quality debt securities denominated in various currencies and multinational currency units having remaining maturities not exceeding three years. The securities in which the Fund may invest include government obligations and debt securities issued by supranational entities, corporations and financial institutions. Under normal circumstances, the Fund will invest at least 25% of its total assets in debt instruments issued by U.S. and foreign companies engaged in the banking industry, including bank holding companies. The Fund may also invest in participations in, or bonds or notes backed by, pools of mortgages or other assets or receivables.

The Fund will normally invest a significant portion of its investments in short term debt securities and cash or cash equivalents (including repurchase agreements) denominated in U.S. dollars or foreign currencies ("money market securities"). Money market securities include short term government obligations; bank instruments, including certificates of deposit, bankers' acceptances and deposit notes (including Yankeedollar and Eurodollar obligations); and commercial paper. Yankeedollar obligations are debt securities issued by U.S. branches or subsidiaries of foreign depository institutions. Eurodollar obligations are debt securities issued by foreign branches or subsidiaries of U.S. depository institutions. Yankeedollar and Eurodollar obligations and obligations of branches or subsidiaries may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary.

The Fund may invest in debt securities denominated in any currency or multinational currency unit, including the euro. It is anticipated that the Fund will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand or Australia. Further, the Fund expects that the securities in which it invests will be issued primarily by entities located in these countries and by supranational entities. Normally, the Fund will not invest more than 25% of its total assets in debt securities denominated in a single currency or currency unit other than the U.S. dollar.

To minimize the credit risk of its securities, the Fund will invest only in high quality securities. High quality securities are government obligations, securities issued by supranational entities and securities rated AA or better by Standard & Poor's and Fitch IBCA, Inc. or Aa or better by Moody's Investors Service, Inc. (or A-1 or better by Standard & Poor's or Prime-1 by Moody's in the case

(sidebar)

ABOUT THE PORTFOLIO MANAGER

Edward F. Gobora is a Vice President and the portfolio manager of the Fund. Mr. Gobora has been a Vice President and Portfolio Manager of Merrill Lynch Asset Management since 1993 and has been associated with Merrill Lynch Asset Management since 1988.

ABOUT THE INVESTMENT ADVISER

The Fund is managed by Merrill Lynch Asset Management.

(end sidebar)

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      9

[GRAPHIC OMITTED] Details About the Fund

of commercial paper) or determined by the Fund's Board and the Investment Adviser to be of similar quality.

The Fund may use derivatives to hedge its portfolio against interest rate and currency risks. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold) or an index, such as the Standard & Poor's 500 Index. The derivatives that the Fund may use include options on portfolio positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions and indexed and inverse securities. Indexed securities are securities whose potential investment return is based on the change in some specified value such as the change in interest rates or in the value of a bond index or in some other particular measurement. For example, the Fund may invest in securities that pay a higher rate of interest and principal when the value of the index increases and lower interest and principal when the index decreases. Alternatively, the Fund may invest in inverse securities that pay a higher rate of interest and principal when the index decreases and a lower rate of interest and principal when it increases. The Fund will purchase indexed securities to generate current income or for currency hedging purposes, and will not speculate through such obligations.

The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell. These securities may include securities for which there is no readily available market and certain asset backed and receivable backed securities. Other possibly illiquid securities in which the Fund may invest are securities that have contractual or legal restrictions on resale, known as restricted securities, including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

10      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

Market and Selection Risk — Market risk is the risk that the bond market in one or more countries in which the Fund invests will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the bond market or other funds with similar investment objectives and investment strategies.

Foreign Market Risk — Since the Fund invests in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.

Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      11

[GRAPHIC OMITTED] Details About the Fund

instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk — Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn

12      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

European Economic and Monetary Union (EMU) — Certain European countries have entered into EMU in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in the euro, and are listed, trade and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect the Fund in a number of situations, including as follows:

  If the transition to the euro, or EMU as a whole, does not proceed as planned, the Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.
  Withdrawal from EMU by a participating country could also have a negative effect on the Fund's investments, for example, if securities redenominated in euros are transferred back into that country's national currency.

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      13

[GRAPHIC OMITTED] Details About the Fund

Credit Risk — Credit risk is the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Non-Diversification Risk — The Fund is a non-diversified fund. If the Fund invests in securities of a smaller number of issuers, the Fund's risk is increased because developments affecting an individual issuer have a greater effect on the Fund's performance.

Borrowing and Leverage — The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return. Certain securities that the Fund buys may create leverage including, for example, indexed securities, inverse securities, forward commitments and options.

Securities Lending — The Fund may lend securities with a value not exceeding 33-1/3% of its total assets to financial institutions that provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.

Risks associated with certain types of obligations in which the Fund may invest include:

Sovereign Debt — The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its

14      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of a sovereign debt that a government entity has not repaid may be collected.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the security.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Derivatives — The Fund may use derivative instruments including options, futures, forwards, options on futures, indexed securities and inverse securities. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      15

[GRAPHIC OMITTED] Details About the Fund

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may not choose to do so.

Indexed and Inverse Floating Rate Securities — The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. Indexed securities and inverse floaters are derivative securities and can be considered speculative.

16      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

Indexed and inverse securities involve credit risk and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk.

Mortgage-Backed and Asset-Backed Securities — Mortgage-backed and asset-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans . When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed and asset-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed and asset-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk and extension risk, mortgage-backed and asset-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities.

Repurchase Agreements; Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      17

Your Account [GRAPHIC OMITTED]

MERRILL LYNCH SELECT PRICINGSM SYSTEM

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.50% with respect to Class B shares and 0.55% with respect to Class C shares and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.

18      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

The table below summarizes key features of the Merrill Lynch Select PricingSM System.

                     CLASS A                    CLASS B                 CLASS C                CLASS D
-------------------------------------------------------------------------------------------------------------------
Availability         Limited to certain         Generally available     Generally available    Generally available
                     investors including:       through Merrill         through Merrill        through Merrill
                     o  Current Class A         Lynch. Limited          Lynch. Limited         Lynch. Limited
                        shareholders            availability through    availability through   availability through
                     o  Certain Retirement      other securities        other securities       other securities
                        Plans                   dealers.                dealers.               dealers.
                     o  Participants in
                        certain Merrill
                        Lynch sponsored
                        programs
                     o  Certain affiliates of
                        Merrill Lynch.
-------------------------------------------------------------------------------------------------------------------
Initial Sales        Yes. Payable at time       No. Entire purchase     No. Entire purchase    Yes. Payable at time
Charge?              of purchase. Lower         price is invested in    price is invested in   of purchase. Lower
                     sales charges              shares of the Fund.     shares of the Fund.    sales charges
                     available for larger                                                      available for larger
                     investments.                                                              investments.
-------------------------------------------------------------------------------------------------------------------
Deferred Sales       No. (May be                Yes. Payable if you     Yes. Payable if you    No. (May be
Charge?              charged for                redeem within four      redeem within one      charged for
                     purchases over $1          years of purchase.      year of purchase.      purchases over $1
                     million that are                                                          million that are
                     redeemed within                                                           redeemed within
                     one year.)                                                                one year.)
-------------------------------------------------------------------------------------------------------------------
Account              No.                        0.25% Account           0.25% Account          0.25% Account
Maintenance and                                 Maintenance Fee         Maintenance Fee        Maintenance Fee
Distribution Fees?                              0.50% Distribution      0.55% Distribution     No Distribution Fee.
                                                Fee.                    Fee.
-------------------------------------------------------------------------------------------------------------------
Conversion to        No.                        Yes, automatically      No.                    No.
Class D shares?                                 after approximately
                                                ten years.
-------------------------------------------------------------------------------------------------------------------

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      19

[GRAPHIC OMITTED] Your Account

Class A and Class D Shares — Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

                                                                            Dealer
                                                                         Compensation
                                   As a % of           As a % of          as a % of
Your Investment                 Offering Price     Your Investment*     Offering Price
--------------------------------------------------------------------------------------
Less than $25,000                    4.00%               4.17%              3.75%
--------------------------------------------------------------------------------------
$25,000 but less than
$50,000                              3.75%               3.90%              3.50%
--------------------------------------------------------------------------------------
$50,000 but less than
$100,000                             3.25%               3.36%              3.00%
--------------------------------------------------------------------------------------
$100,000 but less than
$250,000                             2.50%               2.56%              2.25%
--------------------------------------------------------------------------------------
$250,000 but less than
$1,000,000                           1.50%               1.52%              1.25%
--------------------------------------------------------------------------------------
$1,000,000 and over**                0.00%               0.00%              0.00%
--------------------------------------------------------------------------------------

* Rounded to the nearest one-hundredth percent.
** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:
  Purchases under a Right of Accumulation or Letter of Intent
  Merrill Lynch BlueprintSM Program participants
  TMASM Managed Trusts
  Certain Merrill Lynch investment or central asset accounts
  Certain employer-sponsored retirement or savings plans
  Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

(sidebar)

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select PricingSM options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13 month period. Certain restrictions apply.

(end sidebar)

20      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

  Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees
  Certain Merrill Lynch fee-based programs

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

As a result of the implementation of the Merrill Lynch Select PricingSM System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares offered here differ from the Class A shares offered prior to October 21, 1994 in many respects, including eligible investors, sales charges and exchange privilege.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase, or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.50% with respect to Class B shares and 0.55% with respect to Class C shares and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      21

[GRAPHIC OMITTED] Your Account

Class B Shares

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase                                               Sales Charge*
--------------------------------------------------------------------------------
  0 - 1                                                                4.00%
--------------------------------------------------------------------------------
  1 - 2                                                                3.00%
--------------------------------------------------------------------------------
  2 - 3                                                                2.00%
--------------------------------------------------------------------------------
  3 - 4                                                                1.00%
--------------------------------------------------------------------------------
  4 and thereafter                                                     0.00%
--------------------------------------------------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

  Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59½ years old
  Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts, group plans participating in the Merrill Lynch Blueprint Program and certain retirement plan rollovers
  Redemption in connection with participation in certain Merrill Lynch fee-based programs
  Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held
  Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment

22      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's ten year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      23

[GRAPHIC OMITTED] Your Account

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

24      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

If You Want to         Your Choices                     Information Important for You to Know
-----------------------------------------------------------------------------------------------------------------------------
Buy Shares             First, select the share class    Refer to the Merrill Lynch Select Pricing table on page 19. Be sure
                       appropriate for you              to read this prospectus carefully.
                       ------------------------------------------------------------------------------------------------------
                       Next, determine the              The minimum initial investment for the Fund is $1,000 for all
                       amount of your investment        accounts except:
                                                        o  $250 for certain Merrill Lynch fee-based programs
                                                        o  $100 for retirement plans

                                                        (The minimums for initial investments may be waived or reduced under certain circumstances.)
                       ------------------------------------------------------------------------------------------------------
                       Have your Merrill Lynch          The price of your shares is based on the next calculation of net
                       Financial Consultant or          asset value after your order is placed. Any purchase orders placed
                       securities dealer submit         prior to the close of business on the New York Stock Exchange
                       your purchase order              (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day.

                                                        Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a processing fee to confirm a purchase. This fee is currently $5.35.
                       ------------------------------------------------------------------------------------------------------
                       Or contact the Transfer          To purchase shares directly, call the Transfer Agent at
                       Agent                            1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.
-----------------------------------------------------------------------------------------------------------------------------
Add to Your            Purchase additional shares       The minimum investment for additional purchases is generally
Investment                                              $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic
                                                        investment programs, may have higher minimums.

                                                        (The minimums for additional purchases may be waived under certain circumstances.)
                       ------------------------------------------------------------------------------------------------------
                       Acquire additional shares        All dividends are automatically reinvested without a sales charge.
                       through the automatic
                       dividend reinvestment plan
                       ------------------------------------------------------------------------------------------------------
                       Participate in the automatic     You may invest a specific amount on a periodic basis through
                       investment plan                  certain Merrill Lynch investment or central asset accounts.
-----------------------------------------------------------------------------------------------------------------------------
Transfer Shares to     Transfer to a participating      You may transfer your Fund shares only to another securities
Another Securities     securities dealer                dealer that has entered into an agreement with Merrill Lynch.
Dealer                                                  Certain shareholder services may not be available for the
                                                        transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.
-----------------------------------------------------------------------------------------------------------------------------

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      25

[GRAPHIC OMITTED] Your Account

If You Want to         Your Choices                 Information Important for You to Know
-------------------------------------------------------------------------------------------------------------------------
Transfer Shares to     Transfer to a                You must either:
Another Securities     non-participating            o  Transfer your shares to an account with the Transfer Agent; or
Dealer (continued)     securities dealer            o  Sell your shares paying any applicable deferred sales charge.
-------------------------------------------------------------------------------------------------------------------------
Sell Your Shares       Have your Merrill Lynch      The price of your shares is based on the next calculation of net
                       Financial Consultant or      asset value after your order is placed. For your redemption
                       securities dealer submit     request to be priced at the net asset value on the day of your
                       your sales order             request, you must submit your request to your dealer prior to that day's close of business on the New York Stock Exchange
                                                    (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

                                                    Securities dealers, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

                                                    The Fund may reject an order to sell shares under certain
                                                    circumstances.
                       --------------------------------------------------------------------------------------------------
                       Sell through the             You may sell shares held at the Transfer Agent by writing to the
                       Transfer Agent               Transfer Agent at the address on the inside back cover of this
                                                    Prospectus. All shareholders on the account must sign the letter.
                                                    A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a
                                                    signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of
                                                    shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

                                                    You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at
                                                    1-800-MER-FUND for details.
-------------------------------------------------------------------------------------------------------------------------

26      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

If You Want to    Your Choices                 Information Important for You to Know
--------------------------------------------------------------------------------------------------------------------
Sell Shares       Participate in the Fund's    You can choose to receive systematic payments from your Fund account
Systematically    Systematic Withdrawal Plan   either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill
                                               Lynch CMA(R), CBA ™ or Retirement Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch
                                               Financial Consultant for details.
--------------------------------------------------------------------------------------------------------------------
Exchange Your     Select the fund into         You can exchange your shares of the Fund for shares of many other
Shares            which you want to            Merrill Lynch mutual funds. You must have held the shares used in the
                  exchange. Be sure to read    exchange for at least 15 calendar days before you can exchange to
                  that fund's prospectus       another fund.

                                               Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares (and are not eligible to purchase Class A shares), you will exchange into Class D shares.

                                               Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or D shares for money market fund shares, you will receive Class A shares of Summit Cash
                                               Reserves Fund. Class B or C shares of the Fund will be exchanged for
                                               Class B shares of Summit.

                                               To exercise the exchange privilege contact your Merrill Lynch
                                               Financial Consultant or call the Transfer Agent at 1-800-MER-FUND.

                                               Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
--------------------------------------------------------------------------------------------------------------------

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      27

[GRAPHIC OMITTED] Your Account

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Generally, Class B shares will have a higher net asset value than Class C shares because Class B shares have lower distribution expenses than Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange

(sidebar)

Net Asset Value — the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

(end sidebar)

28      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES

The Fund will distribute any net investment income monthly and any net realized long or short term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive dividends in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains paid by the Fund, if any, may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

(sidebar)

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND"

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

(end sidebar)

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      29

[GRAPHIC OMITTED] Your Account

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.

Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

30      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

Management of the Fund [GRAPHIC OMITTED]

MERRILL LYNCH ASSET MANAGEMENT

Merrill Lynch Asset Management, the Fund's Investment Adviser, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives. The Fund pays the Investment Adviser a fee at the annual rate of 0.55% of the average daily net assets of the Fund for the first $2 billion; 0.525% of the average daily net assets from $2 billion to $4 billion; 0.50% of the average daily net assets from $4 billion to $6 billion; 0.475% of the average daily net assets from $6 billion to $10 billion; 0.45% of the average daily net assets from $10 billion to $15 billion; and 0.425% of the average daily net assets above $15 billion. For the fiscal year ended December 31, 1999, the Investment Adviser agreed to waive a portion of the investment advisory fee due and received a fee equal to 0.50% of the Fund's average daily net assets. The Investment Adviser may reduce or discontinue this waiver at any time without notice.

Merrill Lynch Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 40 registered investment companies. Merrill Lynch Asset Management is part of the Asset Management Group of ML & Co. The Asset Management Group had approximately $559 billion in investment company and other portfolio assets under management as of February 2000. This amount includes assets managed for Merrill Lynch affiliates.

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      31

[GRAPHIC OMITTED] Management of the Fund

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report to shareholders, which is available upon request.

                                                                             Class A
                                            ---------------------------------------------------------------------------
                                                                                                 For The
                                                                                                 Period       For the
                                                            For the Year Ended                   Nov. 1,       Year
                                                               December 31,                      1995 to       Ended
                                            ------------------------------------------------     Dec. 31,     Oct. 31,
Increase (Decrease) in Net Asset Value:       1999         1998         1997         1996+        1995+        1995+
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $7.80        $7.76        $7.89        $7.91        $7.93        $8.11
-----------------------------------------------------------------------------------------------------------------------
 Investment income -- net                       .39          .38          .42          .54          .09          .49
-----------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions -- net                            .03          .04         (.13)        (.06)        (.02)        (.12)
-----------------------------------------------------------------------------------------------------------------------
 Total from investment operations               .42          .42          .29          .48          .07          .37
-----------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
  Investment income -- net                     (.39)        (.37)        (.39)        (.44)        (.09)        (.27)
  Return of capital -- net                       --         (.01)        (.03)        (.06)          --         (.28)
-----------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions             (.39)        (.38)        (.42)        (.50)        (.09)        (.55)
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $7.83        $7.80        $7.76        $7.89        $7.91        $7.93
-----------------------------------------------------------------------------------------------------------------------
 Total Investment Return:**
-----------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share            5.51%        5.49%        3.77%        6.29%         .92%#       4.62%
-----------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------
 Expenses                                      1.14%         .84%         .76%         .95%        1.02%*        .96%
-----------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement                1.13%          --           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------
 Investment income -- net                      4.78%        4.75%        5.39%        6.45%        6.91%*       6.75%
-----------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)       $60           $7          $18           $3          $75          $66
-----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                           67.22%      174.18%      287.81%      349.34%       25.09%      312.13%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  Class B
                                              ---------------------------------------------------------------------------
                                                                                                   For the
                                                                                                   Period      For the
                                                             For the Year Ended                    Nov. 1,      Year
                                                                December 31,                       1995 to      Ended
                                              ------------------------------------------------     Dec. 31,    Oct. 31,
Increase (Decrease) in Net Asset Value:         1999         1998         1997         1996+        1995+        1995+
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $7.72        $7.69        $7.81        $7.90        $7.93        $8.10
-------------------------------------------------------------------------------------------------------------------------
 Investment income -- net                         .32          .31          .35          .44          .08          .47
-------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions -- net                             (.03)         .03         (.12)        (.09)        (.03)        (.15)
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                 .29          .34          .23          .35          .05          .32
-------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
  Investment income -- net                       (.32)        (.30)        (.32)        (.38)        (.08)        (.24)
  Return of capital -- net                         --         (.01)        (.03)        (.06)          --         (.25)
-------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions               (.32)        (.31)        (.35)        (.44)        (.08)        (.49)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $7.69        $7.72        $7.69        $7.81        $7.90        $7.93
-------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:**
-------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share              3.87%        4.52%        3.08%        4.52%         .66%#       3.96%
-------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------------------
 Expenses                                        1.93%        1.65%        1.62%        1.74%        1.80%*       1.73%
-------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement                  1.91%          --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
 Investment income -- net                        4.17%        3.99%        4.59%        5.62%        6.13%*       5.95%
-------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)     $83,085     $110,989     $160,096     $239,419     $376,049     $398,136
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                             67.22%      174.18%      287.81%      349.34%       25.09%      312.13%
-------------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude the effects of sales charges.
+ Based on average shares outstanding.
# Aggregate total investment return.

32      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (concluded)

                                                                            Class C
                                            ------------------------------------------------------------------------
                                                                                               For the
                                                                                               Period      For the
                                                          For the Year Ended                   Nov. 1,       Year
                                                             December 31,                      1995 to      Ended
                                            -----------------------------------------------   Dec. 31,     Oct. 31,
Increase (Decrease) in Net Asset Value:         1999        1998        1997        1996+       1995+       1995+
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $7.61        $7.58       $7.67       $7.72       $7.74        $8.10
--------------------------------------------------------------------------------------------------------------------
 Investment income -- net                        .30          .29         .35         .38         .08          .35
--------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions -- net                            (.03)         .03        (.09)       (.01)       (.02)        (.28)
--------------------------------------------------------------------------------------------------------------------
 Total from investment operations                .27          .32         .26         .37         .06          .07
--------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
  Investment income -- net                      (.30)        (.28)       (.32)       (.37)       (.08)        (.21)
  Return of capital -- net                        --         (.01)       (.03)       (.05)         --         (.22)
--------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions              (.30)        (.29)       (.35)       (.42)       (.08)        (.43)
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $7.58        $7.61       $7.58       $7.67       $7.72        $7.74
--------------------------------------------------------------------------------------------------------------------
 Total Investment Return:**
--------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share             3.64%        4.37%       3.42%       4.93%        .78%#        .89%
--------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------------
 Expenses                                       2.10%        1.76%       1.60%       1.73%       1.83%*       1.83%
--------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement                 2.08%          --          --          --          --           --
--------------------------------------------------------------------------------------------------------------------
 Investment income -- net                       4.01%        3.94%       4.46%       5.23%       6.09%*       5.99%
--------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)        $14          $17        $344        $155        $103         $109
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                            67.22%      174.18%     287.81%     349.34%      25.09%      312.13%
--------------------------------------------------------------------------------------------------------------------

                                                                              Class D
                                            ---------------------------------------------------------------------------
                                                                                                 For the
                                                                                                  Period      For the
                                                           For the Year Ended                    Nov. 1,        Year
                                                              December 31,                       1995 to       Ended
                                            -------------------------------------------------    Dec. 31,     Oct. 31,
Increase (Decrease) in Net Asset Value:         1999        1998        1997         1996+        1995+        1995+
-----------------------------------------------------------------------------------------------------------------------
 Per share operating performance:
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $7.72       $7.70       $7.81        $7.90        $7.93        $8.11
-----------------------------------------------------------------------------------------------------------------------
 Investment income -- net                         .37         .35         .40          .48          .09          .52
-----------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions -- net                             (.02)        .02        (.11)        (.09)        (.03)        (.17)
-----------------------------------------------------------------------------------------------------------------------
 Total from investment operations                 .35         .37         .29          .39          .06          .35
-----------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
  Investment income -- net                       (.37)       (.34)       (.37)        (.42)        (.09)        (.26)
  Return of capital -- net                         --        (.01)       (.03)        (.06)          --         (.27)
-----------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions               (.37)       (.35)       (.40)        (.48)        (.09)        (.53)
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $7.70       $7.72       $7.70        $7.81        $7.90        $7.93
-----------------------------------------------------------------------------------------------------------------------
 Total Investment Return:**
-----------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share              4.57%       4.96%       3.77%        5.09%         .75%#       4.40%
-----------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------
 Expenses                                        1.38%       1.10%       1.08%        1.20%        1.27%*       1.20%
-----------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement                  1.36%         --          --           --           --           --
-----------------------------------------------------------------------------------------------------------------------
 Investment income -- net                        4.73%       4.54%       5.13%        6.13%        6.67%*       6.49%
-----------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)      $7,871      $9,965     $13,225      $17,948      $24,240      $26,619
-----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                             67.22%     174.18%     287.81%      349.34%       25.09%      312.13%
-----------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude the effects of sales charges.
+ Based on average shares outstanding.
# Aggregate total investment return.

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.      33

(This page intentionally left blank)

34      MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

                                                  ------------------------------
                                                             POTENTIAL
                                                             INVESTORS

                                                  Open an account (two options).
                                                  ------------------------------
                                      1                                                    2
                -----------------------------------------------       ----------------------------------------------
                                 MERRILL LYNCH                                        TRANSFER AGENT
                             FINANCIAL CONSULTANT                     ----------------------------------------------
                             OR SECURITIES DEALER                              Financial Data Services, Inc.
                -----------------------------------------------
                Advises shareholders on their Fund investments.                   ADMINISTRATIVE OFFICES
                -----------------------------------------------                  4800 Deer Lake Drive East
                                                                             Jacksonville, Florida 32246-6484

                                                                                      MAILING ADDRESS
                                                                                      P.O. Box 45289
                                                                             Jacksonville, Florida 32232-5289

                                                                      Performs recordkeeping and reporting services.
                                                                      ----------------------------------------------

                                          -----------------------------------------------
                                                            DISTRIBUTOR
                                          -----------------------------------------------
                                                 Merrill Lynch Funds Distributor,
                                          a Division of Princeton Funds Distributor, Inc.
                                                           P.O. Box 9081
                                                 Princeton, New Jersey 08543-9081

                                               Arranges for the sale of Fund shares.
                                          -----------------------------------------------

           ----------------------------------                                   ----------------------------------------
                         COUNSEL                                                                CUSTODIAN
           ----------------------------------      ------------------------     ----------------------------------------
                    Brown & Wood LLP                       THE FUND                     The Chase Manahattan Bank
                 One World Trade Center                                                Global Securities Services
              New York, New York 10048-0557         The Board of Directors              4 Chase MetroTech Center,
                                                      oversees the Fund.                       18th Floor
           Provides legal advice to the Fund.      ------------------------             Brooklyn, New York 11245
           ----------------------------------
                                                                                Holds the Fund's assets for safekeeping.
                                                                                ----------------------------------------

                       -----------------------------------        -----------------------------------------
                              INDEPENDENT AUDITORS                           INVESTMENT ADVISER
                       -----------------------------------        -----------------------------------------
                              Deloitte & Touche LLP                 Merrill Lynch Asset Management, L.P.
                           Princeton Forrestal Village
                            116-300 Village Boulevard                      ADMINISTRATIVE OFFICES
                        Princeton, New Jersey 08540-6400                   800 Scudders Mill Road
                                                                        Plainsboro, New Jersey 08536
                              Audits the financial
                       statements of the Fund on behalf of                     MAILING ADDRESS
                                the shareholders.                               P.O. Box 9011
                       -----------------------------------            Princeton, New Jersey 08543-9011

                                                                              TELEPHONE NUMBER
                                                                               1-800-MER-FUND

                                                                  Manages the Fund's day-to-day activities.
                                                                  -----------------------------------------

MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

For More Information [GRAPHIC OMITTED]

Shareholder Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-6089
Code #11099-03-00
© Merrill Lynch Asset Management, L.P.

[MERRILL LYNCH LOGO]

Prospectus

Merrill Lynch
Short-Term Global
Income Fund, Inc.

March 30, 2000

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Short-Term Global Income Fund, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is a non-diversified mutual fund seeking to provide shareholders with a high level of current income from a global portfolio of high quality debt securities denominated in various currencies and multinational currency units and having remaining maturities not exceeding three years. Under normal circumstances, the Fund will invest its assets in debt securities denominated in at least three different currencies, including the U.S. dollar. At times, the Fund may seek to hedge its portfolio against interest rate and currency risks through the use of futures, options on futures and currency transactions. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies." There can be no assurance that the investment objective of the Fund will be achieved.

Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated March 30, 2000 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) MER-FUND or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling 1 (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. Eastern Time on any business day.

Merrill Lynch Asset Management — Investment Adviser
Merrill Lynch Funds Distributor — Distributor

The date of this Statement of Additional Information is March 30, 2000.

TABLE OF CONTENTS

 Investment Objective and Policies
    Foreign Investment Risks
    Asset-Backed Securities
    Mortgage-Backed Securities
    European Economic and Monetary Union (EMU)
    Derivatives
    Other Investment Policies, Practices and Risk Factors
    Investment Restrictions
    Portfolio Turnover
Management of the Fund
    Directors and Officers
    Compensation of Directors
    Management and Advisory Arrangements
    Code of Ethics
Purchase of Shares
    Initial Sales Charge Alternatives — Class A and Class D Shares
    Reduced Initial Sales Charges
    Deferred Sales Charge Alternatives — Class B and Class C Shares
    Distribution Plans
    Limitations on the Payment of Deferred Sales Charges
Redemption of Shares
    Redemption
    Repurchase
    Reinstatement Privilege — Class A and Class D Shares
Pricing of Shares
    Determination of Net Asset Value
    Computation of Offering Price Per Share
Portfolio Transactions and Brokerage
Shareholder Services
    Investment Account
    Exchange Privilege
    Fee-Based Programs
    Retirement and Education Savings Plans
    Automatic Investment Plans
    Automatic Dividend Reinvestment Plan
    Systematic Withdrawal Plan
Dividends and Taxes
    Dividends
    Taxes
    Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions
    Special Rules for Certain Foreign Currency Transactions
Performance Data
General Information
    Description of Shares
    Independent Auditors
    Custodian
    Transfer Agent
    Legal Counsel
    Reports to Shareholders
    Shareholder Inquiries
    Additional Information
    Settlement of Litigation
Financial Statements
Appendix A — Long-Term and Short-Term Obligation Ratings

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek to provide shareholders with a high level of current income from a global portfolio of high quality debt securities denominated in various currencies and multinational currency units and having remaining maturities not exceeding three years. The investment objective described in this paragraph is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Under normal market conditions, the Fund will invest in debt securities with remaining maturities of three years or less denominated in at least three different currencies, including the U.S. dollar. Under adverse circumstances, however, the Fund may invest solely in one market or in one currency. The Fund may seek to hedge its portfolio securities against currency risks and, to a lesser extent, interest rate risks through the use of options, futures, options on futures and currency transactions. There can be no assurance that the investment objective of the Fund will be realized.

The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. Under normal conditions, debt securities with longer maturities tend to produce higher yields, while debt securities with shorter maturities are subject to less market risk resulting from changes in interest rates. With a maturity limit of three years, the Fund seeks more attractive yields than those offered by the shorter-term money market securities in which money market funds invest (money market funds maintain average maturities of less than 90 days). At the same time, the three year limitation enables the Fund to avoid the greater market risk inherent in longer-term securities.

The Investment Adviser will seek to manage the Fund's portfolio in accordance with a multi-market strategy. Consistent with such a strategy, the Fund may invest in debt securities denominated in any currency or multinational currency unit. In addition, the Investment Adviser intends to allocate the Fund's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Investment Adviser will adjust the Fund's exposure to different currencies based on its perception of the most favorable markets and issuers. In allocating the Fund's assets among multiple markets, the Investment Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In its evaluations, the Investment Adviser will utilize its internal financial, economic and credit analysis resources as well as information obtained from other sources. The Fund will not invest more than 25% of its total assets in debt securities denominated in a single currency or currency unit, except that it may invest more than 25% of its total assets in U.S. dollar-denominated securities. In addition, the Fund will not invest in countries that are not considered by the Investment Adviser to have stable governments or whose currencies are not convertible into U.S. dollars. As a result of hedging techniques, the Fund's net exposure to any one currency may be different from that of its total assets denominated in such currency.

The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities because the expenses of the Fund, such as custodial costs, may be higher.

The securities in which the Fund may invest include debt obligations issued or guaranteed by U.S. or foreign governments, political subdivisions thereof (including states, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"), or issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development ("supranational entities"), or issued by corporations or financial institutions. Securities issued by supranational entities may be denominated in U.S. dollars, a foreign currency or a multinational currency unit. Securities of corporations and financial institutions in which the Fund may invest include corporate and commercial obligations, such as medium-term notes and commercial paper, which may be indexed to foreign currency exchange rates.

The Fund may invest in securities whose potential investment return is based on the change in particular measurements of value or rate (an "index"). Interest and principal payable on a security may also be based on relative changes among particular indices. In addition, the Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. To the extent that the Fund invests in such types of securities, it will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. The Fund will purchase such indexed obligations to generate current income or for currency hedging purposes, and will not speculate through such obligations.

Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities will generally be more volatile than the market values of fixed-rate securities. The Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment returns, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing powers. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by the Investment Adviser, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. The Investment Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank"), the European Steel and Coal Community, the Asian Development Bank and the Inter- American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

The Fund may invest in securities denominated in a multinational currency unit or in the "euro," the single common European currency that was introduced on January 1, 1999. See "European Economic and Monetary Union (EMU)" below. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound sterling-denominated obligation issued by a U.S. corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

The Fund also may invest in participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables with remaining maturities of three years or less. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain a high quality rating by a nationally recognized statistical rating agency (such as S&P or Moody's) or be of comparable quality as determined by the Investment Adviser. Generally, the issuers of mortgage-backed and receivable-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the assets securing such obligations. Certain asset-backed and receivable-backed securities may be illiquid. The Fund's investments in asset-backed and receivable-backed securities that are illiquid will be limited, together with all other illiquid investments, to 15% of the Fund's net assets.

To minimize the credit risk of its investments, the Fund will invest only in high quality debt securities. A security may be deemed to be high quality if it is issued or guaranteed by governmental entities or supranational entities which the Investment Adviser, acting under the general supervision of the Board of Directors, has determined to be of high creditworthiness. Securities issued by corporations or financial institutions will be deemed to be high quality if they are rated AA or better by S&P or Aa or better by Moody's, or A-1 or better by S&P or Prime-1 or better by Moody's in the case of commercial paper, or similarly rated by another internationally recognized rating service, such as IBCA, or obligations of issuers that the Investment Adviser, acting under the general supervision of the Board of Directors, has determined to be of similar creditworthiness.

Under normal conditions, a significant percentage of the shorter-term investments in the Fund's portfolio may be money market securities. Money market securities include short-term obligations issued or guaranteed by the U.S. Government or foreign governments or issued by such governments' respective agencies and instrumentalities, bank money market instruments including certificates of deposit, bankers' acceptances and deposit notes and certain other short-term obligations such as short-term commercial paper.

It is anticipated that the Fund will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand or Australia, as well as securities denominated in the euro described above. Further, it is anticipated that such securities will be issued primarily by entities located in such countries and by supranational entities. Under certain adverse conditions and for the duration of such conditions, the Fund may restrict the financial markets or currencies in which its assets are invested, and it may invest its assets solely in one financial market or in obligations denominated in one currency.

Under normal circumstances, the Fund will invest at least 25% of its total assets in debt instruments issued by U.S. and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks. For temporary defensive purposes, however, the Fund may reduce its investments in the banking industry to less than 25% of its total assets. The Fund's policy as to concentrating its investments in the banking industry is fundamental and may not be changed without the approval of a majority of the Fund's voting securities.

The Fund's policy of concentrating its investments in the banking industry will cause the Fund to have greater exposure to certain risks associated with the banking industry. In particular, economic or regulatory developments in or related to the banking industry will affect the value of and investment return on the Fund's shares. Sustained increases in interest rates may adversely affect the availability and cost of funds for a bank's lending activities; deterioration in general economic conditions may increase a bank's exposure to credit losses. The banking industry also is subject to the effects of the concentration of loan portfolios in particular businesses that may be adversely affected by economic conditions, such as real estate, energy, agriculture or high technology-related companies. In addition, the banking industry is subject to national and local regulation and competition among banks as well as with other types of financial institutions. Also, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize its exposure to such risks by investing only in debt securities which are determined by the Investment Adviser, acting under the general supervision of the Board of Directors, to be high quality.

The Fund may engage in various portfolio strategies to hedge its portfolio against interest rate and currency risks. These strategies include use of options on portfolio positions or currencies, financial and currency futures, options on such futures and forward foreign currency transactions. The Fund may enter into such transactions only in connection with its hedging strategies. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or currency exchange rates occur.

Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions.

Foreign Investment Risks

The U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.

The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares." Under present conditions, the Investment Adviser does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

Asset-Backed Securities

The Fund may invest in asset-backed securities with remaining maturities of three years or less. Asset-backed securities are "pass through" securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by the Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a long term security. Since longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the inherent volatility of the Fund. Certain asset-backed securities may be illiquid. See "Illiquid Securities" below.

Mortgage-Backed Securities

Mortgage-backed securities are "pass through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a long-term security. Since long term securities generally fluctuate more widely in response to changes in interest rates than do short term securities, maturity extension risk could increase the inherent volatility of the Fund. See "Illiquid Securities" below.

European Economic and Monetary Union (EMU)

For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are listed, traded, and make dividend and other payments only in euros.

No assurance can be given that EMU will take full effect, that all the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

Derivatives

The Fund may use instruments referred to as Derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the Standard & Poor's 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Hedging. The Fund may use Derivatives for hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risk that other Fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

The Fund may use the following types of Derivative instruments and trading strategies:

Indexed And Inverse Securities

The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk. The Fund may invest in indexed and inverse securities for currency hedging purposes only. When used for hedging purposes, indexed and inverse securities involve correlation risk.

Options On Securities And Securities Indices

Purchasing Put Options. The Fund may purchase put options on securities held in its portfolio or on securities or interest rate indices which are correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an up front payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.

Purchasing Call Options. The Fund may also purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

Writing Call Options. The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

Writing Put Options. The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options — for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread"). Writing a put option may involve substantial leverage risk.

The Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Derivatives" below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

Futures

The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions

The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a forward foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

Currency Futures. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Limitations on Currency Hedging. The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

It may not be possible for the Fund to hedge against currency rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective currency hedging.

Risk Factors In Derivatives

Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.

Certain Derivatives traded in OTC markets, including indexed securities and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Other Investment Policies, Practices and Risk Factors

Securities Lending. The Fund may lend securities with a value not exceeding 33-1/3% of its total assets to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances, the Fund may receive a flat fee for its loans. Such loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

Sovereign Debt. Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by the issuer, the Fund may have few or no effective legal remedies for collecting on such debt.

Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities may be sold in private placement transactions between issuers and purchasers, and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

144A Securities. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund's Board. The Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Borrowing and Leverage. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from the securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available for comparable sources of funds in the marketplace.

Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements may be entered into only with financial institutions which (i) have, in the opinion of the Investment Adviser, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a purchase and sale contract, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on foreign securities, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in foreign securities, including the risk of loss of principal.

Investment Restrictions

The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities.

The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "Investment Company Act") means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

(1) Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry; except that, under normal circumstances, the Fund will invest more than 25% of its total assets in issuers in the banking industry. This restriction will not apply to securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, but will apply to obligations of a foreign government unless the Commission permits their exclusion.

(2) Make investments for the purpose of exercising control or management.

(3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

(5) Issue senior securities to the extent such issuance would violate applicable law.

(6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

(7) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

(8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without the Fund registering as a commodity pool operator under the Commodity Exchange Act.

In addition, the Fund has adopted non-fundamental investment restrictions that may be changed by the Board of Directors without shareholder approval. Under the Fund's non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

(c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

(d) Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 10% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests or to settle securities transactions which might otherwise require untimely disposition of portfolio securities. The Fund will not purchase securities while borrowings exceed 5% of total assets except to honor prior commitments. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.) Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

The staff of the Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. The Fund has, therefore, adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the securities underlying OTC call options currently outstanding which have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a "primary dealer" by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price).

In addition, as a non-fundamental policy which may be changed by the Board of Directors and to the extent required by the Commission or its staff, the Fund will, for purposes of investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

As another non-fundamental policy, the Fund will not invest in securities which are (a) subject to material legal restrictions on repatriation of assets or (b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its net assets, taken at market value, would be invested in such securities.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such an event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. As noted above, any changes in the investment objective or fundamental policies of the Fund would require the approval of the holders of a majority of the Fund's outstanding voting securities.

Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Non-Diversified Status

The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends and Taxes — Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

For purposes of the diversification requirements set forth above with respect to regulated investment companies, and to the extent required by the Commission, the Fund, as a non-fundamental policy, will consider securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

Portfolio Turnover

The Investment Adviser will effect portfolio transactions without regard to the time the securities have been held if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions and the Fund's turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover may result in negative tax consequences, such as an increase in ordinary income dividends of accrued market discount. High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors of the Fund consists of five individuals, three of whom are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

TERRY K. GLENN (59) — President and Director(1)(2) — Executive Vice President of the Investment Adviser and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

CHARLES C. REILLY (68) — Director(2)(3) — 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

RICHARD R. WEST (62) — Director(2)(3) — Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company), Vornado Operating Company, Inc. and Alexander's, Inc. (real estate company).

ARTHUR ZEIKEL (67) — Director(1)(2) — 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Investment Adviser and FAM from 1997 to 1999; and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999; and Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.

EDWARD D. ZINBARG (65) — Director(2)(3) — 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

JOSEPH T. MONAGLE, JR. (50) — Senior Vice President(1)(2) — Senior Vice President and Department Head of the Global Fixed Income Division of the Investment Adviser and asssociated therewith since 1977; Senior Vice President of Princeton Services since 1993.

EDWARD F. GOBORA (34) — Vice President and Portfolio Manager(1)(2) — Vice President and Portfolio Manager of the Investment Adviser since 1993.

DONALD C. BURKE (39) — Vice President and Treasurer(1)(2) — Senior Vice President and Treasurer of the Investment Adviser and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of the Investment Adviser from 1997 to 1999; Vice President of the Investment Adviser from 1990 to 1997; Director of Taxation of the Investment Adviser since 1990.

(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which the Investment Adviser or FAM acts as the investment adviser or manager.

(3) Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested directors.

As of March 1, 2000, the Directors and officers of the Fund as a group (8 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director of the Fund, Mr. Glenn, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

Compensation of Directors

The Fund pays each non-interested Director a fee of $3,500 per year plus $500 per Board meeting attended. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-interested Directors, a fee of $500 per meeting attended. The Fund pays the Chairman of the Committee an additional fee of $250 per meeting attended. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following table shows the compensation earned by the non-interested Directors for the fiscal year ended December 31, 1999 and the aggregate compensation paid to them from all registered investment companies advised by the Investment Adviser and its affiliate, FAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1999.

                                                                                                      Aggregate
                                                                 Pension or         Estimated     Compensation from
                                                            Retirement Benefits       Annual       Fund and Other
                             Position with   Compensation    Accrued as Part of   Benefits Upon       MLAM/FAM-
Name                              Fund         From Fund        Fund Expense        Retirement    Advised Funds(1)
--------------------------- --------------- -------------- --------------------- --------------- ------------------
Charles C. Reilly .........     Director         $7,500            None                None           $400,025
Richard R. West ...........     Director         $7,500            None                None           $388,775
Edward D. Zinbarg .........     Director         $7,500            None                None           $140,875

(1) The Directors serve on the boards of MLAM/FAM-advised funds as follows: Mr. Reilly (56 registered investment companies consisting of 67 portfolios); Mr. West (66 registered investment companies consisting of 70 portfolios); and Mr. Zinbarg (21 registered investment companies consisting of 19 portfolios).

Directors of the Fund may purchase Class A shares of the Fund at net asset value. See "Purchase of Shares — Initial Sales Charge Alternatives — Class A and Class D Shares — Reduced Initial Sales Charges — Purchase Privilege of Certain Persons."

Management and Advisory Arrangements

Investment Advisory Services. The Investment Adviser provides the Fund with investment advisory and management services. Subject to the supervision of the Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

Investment Advisory Fee. The Fund has entered into an investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"), pursuant to which the Investment Adviser receives for its services to the Fund monthly compensation at the annual rate of 0.55% of the average daily net assets of the Fund for the first $2 billion; 0.525% of the average daily net assets from $2 billion to $4 billion; 0.50% of the average daily net assets from $4 billion to $6 billion; 0.475% of the average daily net assets from $6 billion to $10 billion; 0.45% of the average daily net assets from $10 billion to $15 billion; 0.425% of the average daily net assets above $15 billion. For the fiscal year ended December 31, 1999, the Fund agreed to pay the Investment Adviser at the annual rate of 0.55% of the average daily net assets of the Fund, however, the Investment Adviser voluntarily reimbursed the Fund for a portion of the fee so that the Investment Adviser received a fee of 0.50% of the average daily net assets of the Fund. The table below sets forth information about the total investment advisory fees payable by the Fund to the Investment Adviser for the periods indicated.

                                                                    Investment
Fiscal Year Ended December 31,      Investment Advisory Fee     Advisory Fee Waived
--------------------------------   -------------------------   --------------------
       1999 ....................           $  583,841                 $20,942
       1998 ....................           $  816,524                 $     0
       1997 ....................           $1,164,296                 $     0

Sub-Advisory Fee. The Investment Adviser has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Fund. The table below sets forth information about the sub-advisory fees paid by the Investment Adviser to MLAM U.K. for the periods indicated.

Fiscal Year Ended December 31,      Sub-Advisory Fee
--------------------------------   -----------------
  1999 .........................        $ 51,587
  1998 .........................        $ 74,146
  1997 .........................        $105,912

Payment of Fund Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor"); charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of non-interested Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. See "Purchase of Shares — Distribution Plans."

Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

The following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement and sub-advisory agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

Distribution Expenses. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

The Board of Directors of the Fund has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Fund's Investment Adviser and Distributor (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of all employees of the Investment Adviser and Distributor and, as described below, imposes additional, more onerous restrictions on fund investment personnel.

The Code of Ethics requires that all employees of the Investment Adviser and Distributor preclear any personal securities investments (with limited exceptions, such as mutual funds, high-quality short-term securities and direct obligations of the U.S. government). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser and Distributor include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Code of Ethics provides for trading "blackout periods" which prohibit trading by investment personnel of the Fund within seven calendar days before or after trading by the Fund in the same or equivalent security.

PURCHASE OF SHARES

Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services — Exchange Privilege."

Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by the Investment Adviser or FAM. Funds advised by the Investment Adviser or FAM that use the Merrill Lynch Select PricingSM System are referred to herein as "Select Pricing Funds."

The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE in order to purchase shares at that day's offering price.

As a result of the implementation of the Merrill Lynch Select PricingSM System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares currently being offered differ from the Class A shares offered prior to October 21, 1994, in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered.

The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class a and Class D Shares

Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder's account, including participants in the Merrill Lynch BlueprintSM Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or bank has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM/FAM-advised investment companies. Certain persons who acquired shares of certain MLAM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

Class A and Class D Sales Charge Information

                                        Class A Shares
-----------------------------------------------------------------------------------------------
 For the Fiscal Year     Gross Sales     Sales Charges     Sales Charges     CDSCs Received on
        Ended              Charges        Retained by         Paid to          Redemption of
     December 31,         Collected       Distributor      Merrill Lynch     Load-Waived Shares
---------------------   -------------   ---------------   ---------------   -------------------
         1999                 $0               $0                $0                  $0
         1998                 $0               $0                $0                  $0
         1997                 $0               $0                $0                  $0

                                        Class D Shares
-----------------------------------------------------------------------------------------------
 For the Fiscal Year     Gross Sales     Sales Charges     Sales Charges     CDSCs Received on
        Ended              Charges        Retained by         Paid to          Redemption of
     December 31,         Collected       Distributor      Merrill Lynch     Load-Waived Shares
---------------------   -------------   ---------------   ---------------   -------------------
         1999               $   36            $ 4              $   32                $0
         1998               $1,941            $72              $1,869                $0
         1997               $  540            $51              $  489                $0

The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales effort that will be needed to obtain such investments.

Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

Merrill Lynch BlueprintSM Program. Class D shares of the Fund are offered to participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 0.50% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the "IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans (as defined below) whose trustee and/or plan sponsor has entered into the IRA Rollover Program.

Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

TMASM Managed Trusts. Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

Employee AccessSM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

Closed-End Fund Investment Option. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

Shareholders of certain MLAM/FAM advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

Acquisition of Certain Investment Companies. Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Deferred Sales Charge Alternatives — Class B and Class C Shares

Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares — Determination of Net Asset Value" below.

Contingent Deferred Sales Charges — Class B Shares

Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

The following table sets forth the Class B CDSC:

                                    CDSC as a Percentage
                                      of Dollar Amount
Year Since Purchase Payment Made     Subject to Charge
---------------------------------- ---------------------
      0-1 ........................           4.0%
      1-2 ........................           3.0%
      2-3 ........................           2.0%
      3-4 ........................           1.0%
      4 and thereafter ...........         None

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC may also be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may also be waived for any Class B shares that were acquired and held at the time of the redemption in an Employee AccessSM Account available through employers providing eligible 401(k) plans. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC may be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services — Fee-Based Programs" and " — Systematic Withdrawal Plan."

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

Merrill Lynch BlueprintSM Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations, credit unions and benefit plans. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services — Fee-Based Programs."

Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services — Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges — Class C Shares

Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services — Systematic Withdrawal Plan." The Class C CDSC of the Fund and certain other Select Pricing Funds may be waived with respect to Class C shares purchased by an investor with the net proceeds of a tender offer made by certain MLAM/FAM-advised closed end funds, including Merrill Lynch Senior Floating Rate Fund II, Inc. Such waiver is subject to the requirement that the tendered shares shall have been held by the investor for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed end fund.

Class B and Class C Sales Charge Information

                     Class B Shares*
---------------------------------------------------------
 For the Fiscal Year     CDSCs Received     CDSCs Paid to
  Ended December 31,     by Distributor     Merrill Lynch
---------------------   ----------------   --------------
         1999                $39,288           $39,288
         1998                $45,018           $45,018
         1997                $73,650           $73,650

* Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

                     Class C Shares
---------------------------------------------------------
 For the Fiscal Year     CDSCs Received     CDSCs Paid to
  Ended December 31,     by Distributor     Merrill Lynch
---------------------   ----------------   --------------
         1999                  $78               $78
         1998                  $76               $76
         1997                  $ 0               $ 0

Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (the "NASD") asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

Distribution Plans

Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pay the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

The Distribution Plans for Class B and Class C shares each provides that the Fund also pay the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.50% with respect to Class B shares and 0.55% with respect to Class C shares, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial 28 sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

As of December 31, 1998, the last date for which fully allocated accrual information is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded the fully allocated accrual revenues by approximately $9,518,000 (8.58% of Class B net assets at that date). As of December 31, 1999, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $87,734,250 (105.88% of Class B net assets at that date). As of December 31, 1998, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated accrual revenues by approximately $3,000 (17.45% of Class C net assets at that date). As of December 31, 1999, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $2,424 (17.74% of Class C net assets at that date).

For the fiscal year ended December 31, 1999, the Fund paid the Distributor $729,431 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $97.5 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended December 31, 1999, the Fund paid the Distributor $87 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $11,000), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended December 31, 1999, the Fund paid the Distributor $22,176 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $8.9 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

The following table sets forth comparative information as of December 31, 1999 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

                               Data Calculated as of December 31, 1999
                            ----------------------------------------------
                                            (in thousands)
                                                               Allowable
                               Eligible        Allowable      Interest on
                                Gross          Aggregate         Unpaid
                               Sales(1)    Sales Charges(2)    Balance(3)
                            ------------- ------------------ -------------
Class B Shares for the
 period August 3, 1990
 (commencement of
 operations) to
 December 31, 1999
Under NASD Rule as
 Adopted ..................  $6,442,764        $402,266         $357,131
Under Distributor's
 Voluntary Waiver .........  $6,442,764        $402,673         $ 32,214
Class C Shares, for the
 period October 21, 1994
 (commencement of
 operations) to
 December 31, 1999
Under NASD Rule as
 Adopted ..................  $      694        $     43         $     20

                                       Data Calculated as of December 31, 1999
                            -------------------------------------------------------------
                                                   (in thousands)
                                                                              Annual
                                                                         Distribution Fee
                              Maximum         Amounts        Aggregate      at Current
                               Amount     Previously Paid      Unpaid       Net Asset
                              Payable    to Distributor(4)    Balance        Level(5)
                            ----------- ------------------- ----------- -----------------
Class B Shares for the
 period August 3, 1990
 (commencement of
 operations) to
 December 31, 1999
Under NASD Rule as
 Adopted ..................  $759,397         $120,287       $639,110          $414
Under Distributor's
 Voluntary Waiver .........  $434,887         $120,287       $314,600          $414
Class C Shares, for the
 period October 21, 1994
 (commencement of
 operations) to
 December 31, 1999
Under NASD Rule as
 Adopted ..................  $     63         $      3       $     60          $  1

(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.

(2) Includes amounts attributable to exchanges from Summit Cash Reserves Fund ("Summit") which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

(3) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.

(4) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993, under the distribution plan in effect at that time, at a 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "What are the Fund's fees and expenses?" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

REDEMPTION OF SHARES

Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

The Fund has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption requests may require a guarantee by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. The signatures on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17 Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which usually will not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

Reinstatement Privilege — Class A and Class D Shares

Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES

Determination of Net Asset Value

Reference is made to "How Shares are Priced" in the Prospectus.

The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor, are accrued daily.

The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. The per share net asset value of Class C shares generally will be lower than the per share net asset value of Class B shares, reflecting the daily expense accruals of the higher distribution fees applicable with respect to Class C shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

Portfolio securities including ADRs, EDRs and GDRs that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value.

Computation of Offering Price Per Share

An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on December 31, 1999 is set forth below.

                                                           Class A        Class B        Class C       Class D
                                                        ------------ ---------------- ------------ ---------------
Net Assets ............................................   $ 60,177     $ 83,085,019     $ 13,728     $ 7,871,340
                                                          ========     ============     ========     ===========
Number of Shares Outstanding ..........................      7,685       10,798,717        1,810       1,022,819
                                                          ========     ============     ========     ===========
Net Asset Value Per Share (net assets divided by number
 of shares outstanding) ...............................   $   7.83     $       7.69     $   7.58     $      7.70
Sales Charge (for Class A and Class D shares: 4.00% of
 offering price; 4.17% of net asset value per share)* .        .33                **           **            .32
                                                          --------     -------------    ---------    -----------
Offering Price ........................................   $   8.16     $       7.69     $   7.58     $      8.02
                                                          ========     ============     ========     ===========

* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives — Class B and Class C Shares — Contingent Deferred Sales Charges — Class B Shares" and " — Contingent Deferred Sales Charges — Class C Shares" herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. The securities in which the Fund invests are traded primarily in the OTC market. Since portfolio transactions generally will not be effected on foreign securities exchanges, the Fund generally does not expect to incur potential settlement delays which may occur on certain of such exchanges. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities of the Fund. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or brokerage commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. While reasonable competitive commission rates are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, brokers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. Consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sales of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies — Investment Restrictions."

The Fund's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

For the fiscal years ended December 31, 1999, 1998 and 1997, the Fund paid no brokerage commissions to any firm, including Merrill Lynch.

Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or FAM.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors and certain of these services are not available to investors who place purchase orders for the Fund's shares through the Merrill Lynch BlueprintSM Program.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

Shareholders may transfer their Fund shares from Merrill Lynch to another securities dealer that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account, from Merrill Lynch to another securities dealer should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

Exchange Privilege

U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or Class A shares of Summit ("new Class A or Class D shares"), are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B or Class C shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who have exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised mutual funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application.

Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the accountholder is deceased, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from Merrill Lynch.

Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and education savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. For investors that buy shares of the Fund through Blueprint, no minimum charge to the investor's bank account is required. Alternatively, an investor that maintains a CMA® or CBA® Account may arrange to have periodic investments made in the Fund of amounts of $100 or more ($1 or more for retirement accounts) through the CMA® or CBA® Automated Investment Program.

Automatic Dividend Reinvestment Plan

Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund determined as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends paid in cash rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

Systematic Withdrawal Plan

A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient Class A, Class B, Class C or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives — Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Consultant.

Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

Alternatively, a shareholder whose shares are held within a CMA®, CBA® or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® or CBA® Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® or CBA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA® or CBA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES

Dividends

The net investment income of the Fund is declared as ordinary income dividends daily prior to the determination of the net asset value. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of the net asset value. Expenses of the Fund, including the investment advisory fees, distribution and/or account maintenance fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to settlement date of a redemption order.

All net realized capital gains, if any, are declared and distributed to the Fund's shareholders annually. Capital gain dividends will be reinvested automatically in shares unless the shareholder elects to receive such distributions in cash.

Shareholders may elect in writing to receive any such dividends in cash. See "Shareholder Services — Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. Dividends are taxable to shareholders, as described below, whether they are invested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares. Similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares, and the per share dividends on Class C shares will be lower than the per share dividends on Class B shares as a result of the higher distribution expenses with respect to Class C shares. See "Pricing of Shares — Determination of Net Asset Value."

Taxes

The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on a October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gains referred to above.

Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax.

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend paid by the Fund only if the shareholder meets certain holding period requirements. The Fund also must meet these holding requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocated to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

The Fund may make investments that produce taxable income that is not matched by a corresponding receipt of cash or an offsetting loss deduction. Such investments would include obligations that have original issue discount or that accrue discount, obligations that accrue negative amortization and obligations which are subordinated in the mortgage backed or asset backed securities structure. Such taxable income would be treated as income earned by the Fund and would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding receipt of cash by the Fund or an offsetting loss deduction, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders. The Fund intends to make sufficient and timely distributions to shareholders so as to qualify for treatment as a RIC at all times.

Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions

The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

Special Rules for Certain Foreign Currency Transactions

In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from future contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes.

Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in the Fund.

PERFORMANCE DATA

From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated. As a result of the implementation of the Merrill Lynch Select PricingSM System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares, and historical performance data pertaining to such shares is provided below under the caption "Class D."

                                               Class A Shares                              Class B Shares
                                  -----------------------------------------   ----------------------------------------
                                                          Redeemable Value                           Redeemable Value
                                     Expressed as a      of a hypothetical       Expressed as a      of a hypothetical
                                    percentage based     $1,000 investment      percentage based     $1,000 investment
                                   on a hypothetical       at the end of       on a hypothetical       at the end of
Period                             $1,000 investment         the period        $1,000 investment        the period
-------------------------------   -------------------   -------------------   -------------------   ------------------
                                                               Average Annual Total Return
                                                      (including maximum applicable sales charges)
One Year Ended
 December 31, 1999 ............           1.29%             $ 1,012.90                (0.11)%          $   998.90
Five Years Ended
 December 31, 1999 ............           4.77%             $ 1,262.60                 4.45%           $ 1,243.50
Inception (October 21, 1994) to
 December 31, 1999 ............           4.32%             $ 1,245.70                   --                    --
Inception (August 3, 1990) to
 December 31, 1991 ............             --                      --                 3.32%           $ 1,359.70

                                                                   Annual Total Return
                                                      (excluding maximum applicable sales charges)
Year Ended December 31,
1999 ..........................           5.51%             $ 1,055.10                 3.87%           $ 1,038.70
1998 ..........................           5.49%             $ 1,054.90                 4.52%           $ 1,045.20
1997 ..........................           3.77%             $ 1,037.70                 3.08%           $ 1,030.80
1996 ..........................           6.29%             $ 1,062.90                 4.52%           $ 1,045.20
1995 ..........................           7.14%             $ 1,071.40                 6.31%           $ 1,063.10
1994 ..........................             --                      --                (3.30)%          $   967.00
1993 ..........................             --                      --                 6.15%           $ 1,061.50
1992 ..........................             --                      --                (3.39)%          $   966.10
1991 ..........................             --                      --                 6.63%           $ 1,066.30
Inception (October 21, 1994) to
 December 31, 1994 ............          (1.33)%            $   986.70                   --                    --
Inception (August 3, 1990) to
 December 31, 1990 ............             --                      --                 3.40%           $ 1,034.00

                                                    Class A Shares                              Class B Shares
                                       -----------------------------------------   ----------------------------------------
                                                               Redeemable Value                           Redeemable Value
                                          Expressed as a      of a hypothetical       Expressed as a      of a hypothetical
                                         percentage based     $1,000 investment      percentage based     $1,000 investment
                                        on a hypothetical       at the end of       on a hypothetical       at the end of
Period                                  $1,000 investment         the period        $1,000 investment        the period
------------------------------------   -------------------   -------------------   -------------------   ------------------
                                                                      Aggregate Total Return
                                                           (including maximum applicable sales charges)
Inception (October 21, 1994) to
 December 31, 1999 .................           24.57%            $ 1,245.70                  --                      --
Inception (August 3, 1990) to
 December 31, 1999 .................              --                     --               35.97%             $ 1,359.70
                                                                                YIELD
30 days ended December 31, 1999.....            3.98%                    --                3.35%                     --

                                                    Class C Shares                              Class D Shares
                                       -----------------------------------------   ----------------------------------------
                                                               Redeemable Value                           Redeemable Value
                                          Expressed as a      of a hypothetical       Expressed as a      of a hypothetical
                                         percentage based     $1,000 investment      percentage based     $1,000 investment
                                        on a hypothetical         at the end        on a hypothetical       at the end of
Period                                  $1,000 investment       of the period       $1,000 investment        the period
------------------------------------   -------------------   -------------------   -------------------   ------------------
                                                                   Average Annual Total Return
                                                           (including maximum applicable sales charges)
One Year Ended
 December 31, 1999 .................           2.64%             $ 1,026.40                0.39%             $ 1,003.90
Five Years Ended
 December 31, 1999 .................           3.97%             $ 1,214.70                4.19%             $ 1,227.90
Inception (October 21, 1994)
 to December 31, 1999 ..............           3.46%             $ 1,193.50                  --                      --
Inception (August 3, 1990) to
 December 31, 1999 .................             --                      --                 3.44%            $ 1,375.90

                                                                        Annual Total Return
                                                           (excluding maximum applicable sales charges)
Year Ended December 31,
1999 ...............................           3.64%             $ 1,036.40                4.57%             $ 1,045.70
1998 ...............................           4.37%             $ 1,043.70                4.96%             $ 1,049.60
1997 ...............................           3.42%             $ 1,034.20                3.77%             $ 1,037.70
1996 ...............................           4.93%             $ 1,049.30                5.09%             $ 1,050.90
1995 ...............................           3.48%             $ 1,034.80                6.87%             $ 1,068.70
1994 ...............................             --                      --               (2.91)%            $   970.90
1993 ...............................             --                      --                6.69%             $ 1,066.90
1992 ...............................             --                      --               (2.79)%            $   972.10
1991 ...............................             --                      --                7.23%             $ 1,072.30
Inception (October 21, 1994)
 to December 31, 1994 ..............          (1.74)%            $   982.60                  --                      --
Inception (August 3, 1990) to
 December 31, 1990 .................             --                      --                3.72%             $ 1,037.20

                                                                      Aggregate Total Return
                                                           (including maximum applicable sales charges)
Inception (October 21, 1994)
 to December 31, 1999 ..............          19.35%             $ 1,193.50                  --                      --
Inception (August 3, 1990) to
 December 31, 1990 .................             --                      --               37.52%             $ 1,375.20
                                                                                YIELD
30 days ended December 31, 1999.....           3.20%                     --                3.73%                     --

Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares," the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

On occasion, the Fund may compare its performance to various indices, including the Salomon Brothers World Government One-three Year Bond Index, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

GENERAL INFORMATION

Description of Shares

The Fund was incorporated under Maryland law on April 18, 1990. At the date of this Statement of Additional Information, the Fund has an authorized capital of 2,600,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A consists of 1,000,000,000 shares, Class B consists of 1,000,000,000 shares, Class C consists of 300,000,000 shares and Class D consists of 300,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses relating to the account maintenance fee relating to such shares, and Class B and Class C shares bear certain expenses relating to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Purchase of Shares." The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Directors (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. Except as noted above, all shares of the Fund have equal voting rights. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution and/or account maintenance fees or of a change in fundamental policies, objectives or restrictions of the Fund. Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except that, as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

Shares issued are fully paid and nonassessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any Directors. No amendments may be made to the Articles of Incorporation without the affirmative vote of a majority of the outstanding shares of the Fund.

The Investment Adviser provided the initial capital for the Fund by purchasing 10,000 shares of common stock of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption.

Independent Auditors

Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Custodian

The Chase Manhattan Bank (the "Custodian"), Global Securities Services, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, acts as custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares — Through the Transfer Agent" in the Prospectus.

Legal Counsel

Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

Reports to Shareholders

The fiscal year of the Fund ends on December 31 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

Under a separate agreement, ML & Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co., under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

To the knowledge of the Fund, the following persons or entities owned beneficially 5% or more of any class of the Fund's shares as of March 1, 2000:

Name                                                  Address                 Percent of Class
--------------------------------------   ---------------------------------   -----------------
MAPMG TTEE For MAPMG PC                  13605 Summer Hill Drive             70.4% of Class A
Defined Contrib UAD 6/17/82              Phoenix, MD 21131
FBO Dr. Richard Dietrich

Blueprint Omnibus Account                ATTN: Cashiering Manager            15.7% of Class A
                                         265 Davidson Avenue
                                         Somerset, NJ 08873

Edward F. Gobora and Harry J. Gobora     2021 Beacon Hill Drive              6.5% of Class A
JTWROS                                   Newtown, PA 18940

Merrill Lynch Asset Management, L.P.     ATTN: Donald C. Burke, Treasurer    5.5% of Class A
                                         P.O. Box 9011
                                         Princeton, NJ 08543-9011

Betty A. Yielding                        2160 SW 28th Avenue                 57.3% of Class C
TOD Beneficiaries On File                Okeechobee, FL 32609

Local 1205 IBEW                          2510 NW 6th Street                  28.7% of Class C
                                         Gainesville, FL 32609

MLPF&S Cust FPO                          19 Westwind Drive                   11.7% of Class C
Coastal Anesthesiolog Basic              Topsham, ME 04086

Settlement of Litigation

In June 1993, a putative class action complaint was filed in the United States District Court for the Southern District of California by several shareholders of the Merrill Lynch Short-Term World Income Portfolio (the "World Fund," and together with the Fund referred to in this section as the "Funds"), a fund organized under the laws of the Cayman Islands for investment solely by non-United States persons, that has similar investment objectives to the Fund. The complaint named the World Fund, the Investment Adviser and certain of their affiliates as defendants. The complaint alleged, among other things, that the World Fund prospectus did not contain risk disclosures included in the Fund's prospectus.

Thereafter, in September 1993, a First Amended Class Action Complaint was filed adding, among other things, two plaintiffs who purchased shares in the Fund, and adding the Fund and the Distributor as defendants. The Amended Complaint alleged violations of Section 10(b) and Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Section 12(2) and Section 15 of the Securities Act, and various common law claims. In essence, plaintiffs alleged that these Funds' sales materials did not contain adequate risk disclosures and further alleged oral point of sale misrepresentations regarding the safety of investing in these Funds. In April 1994, the Court granted defendants' motion to transfer the action to the District of New Jersey.

On March 10, 1995, plaintiffs filed a Second Amended Complaint which alleged, among other things, that the Fund and the Word Fund improperly "speculated" in "high risk `derivatives' " and that this was not disclosed to the shareholders of either Fund in its offering materials. Plaintiffs reasserted causes of action under Section 12(2) of the Securities Act and Section 10(b) of the Exchange Act, as well as various common law claims. The Second Amended Complaint also alleged that defendants violated Section 12(1) of the Securities Act and Section 7(d) of the Investment Company Act by selling shares of the World Fund within the United States without registering with the Commission. It also asserted a new cause of action under Section 13(a) (3) of the Investment Company Act, alleging that the Fund and the World Fund improperly deviated from their stated investment policies. The pleading also added David Walter, one of the Funds' portfolio managers as a defendant.

The Second Amended Complaint purported to be brought on behalf of all persons and entities who purchased World Fund shares between June 9, 1990 and October 31, 1992 and who purchased Fund shares between September 15, 1990 and October 31, 1992. Plaintiffs claimed losses of approximately $700 million and sought punitive damages in connection with their common law fraud claim.

On September 11, 1995, defendants filed a motion to dismiss the Second Amended Complaint. On February 23, 1996, the Court granted in part and denied in part defendants' motion. The Court dismissed plaintiffs' claims that the defendants failed properly to register the World Fund and its shares with the Commission. The other counts of the complaint remained. In its opinion, the Court stated that the prospectuses contained warnings concerning risks associated with investing in the Funds, including that "investments on a global basis involved special risks" and warned of the risks of net asset fluctuation, investments in indexed notes, the use of derivative securities to execute a hedge and higher fees. The Court found, however, that taking plaintiffs' allegations as true for purposes of the motion, as it must, the prospectuses "failed to disclose that it would be necessary for the Funds to take speculative positions in derivative securities," as plaintiffs alleged. The Funds maintain that such disclosure was omitted because such speculation was not the Funds' intention, nor did it in fact occur.

On May 14, 1996, defendants filed an Answer to the Second Amended Complaint. Plaintiffs then amended their complaint to add a claim under Section 11 of the Securities Act for false and misleading disclosures in the Fund's Registration Statement. On January 6, 1997, defendants moved to dismiss plaintiffs' claims under Sections 11 and 12(2) of the Securities Act and Section 13(a) (3) of the Investment Company Act for failure to state a claim and on the ground that the applicable statutes of limitation had expired.

In October 1997, while that motion was pending, a settlement agreement was signed by the parties. On March 4, 1998, the Court entered a final order and judgment approving the settlement. The Fund did not pay any money toward the settlement.

Pursuant to the terms of the settlement agreement, ML & Co. paid into a settlement fund (i) $50 million in cash and (ii) coupons with a face value of $40 million to be used to pay front-end sales charges on purchases of shares of other mutual funds advised by MLAM, or its affiliate, FAM. The coupons are also exchangeable for cash equal to 50% of the coupon's face value. Each qualified claimant received, at a minimum, a $70.00 coupon. Cash from the settlement fund was first distributed to those qualified claimants who invested in the Fund and who experienced losses on a total return basis as of September 15, 1993 (the date the Fund was added as a defendant) and to those qualified claimants who invested in the World Fund and who experienced such losses as of June 8, 1993. The net settlement amount remaining in the settlement fund after payment of certain costs and attorney's fees and expenses was distributed to qualified claimants.

The settlement does not represent any finding or admission of wrongdoing by the defendants, in the management or marketing of the Fund or the World Fund or otherwise.

FINANCIAL STATEMENTS

The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

APPENDIX A

LONG-TERM AND SHORT-TERM OBLIGATION RATINGS

Standard & Poor's Long-Term Issue Credit Ratings

A Standard & Poor's long-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the credit worthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated 'AA' differs from the highest rated obligation only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

The 'AA' rating may be modified by the addition of a plus or minus sign to show relative standing within the major rating category.

Moody's Investors Service, Inc. ("Moody's") Long-Term Debt Ratings

Excerpts from Moody's description of its corporate bond ratings: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

Fitch IBCA, Inc.'s International Long-term Credit Ratings

'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. 'AA' ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"+" or "-" may be appended to a rating to denote relative status within the 'AA' rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The highest category is as follows:

  A-1  A short-term obligation rated 'A-1' is rated in the highest category by
       Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

An issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished to Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or based on other circumstances.

Moody's Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Fitch IBCA, Inc.'s International Short-term Credit Ratings

  F1   Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"+" or "-" may be appended to a rating to denote relative status within the F2 rating category.

(This page intentionally left blank)

Code #: 11100-03-00

PART C. OTHER INFORMATION

ITEM 23. Exhibits.

   Exhibit
   Number                                               Description
------------      ---------------------------------------------------------------------------------------
   1(a)      --   Articles of Incorporation of the Registrant, dated April 17, 1990.(a)
    (b)      --   Articles of Amendment to the Articles of Incorporation of the Registrant, dated
                  October 19, 1994.(a)
    (c)      --   Articles Supplementary to the Articles of Incorporation of the Registrant, dated
                  October 21, 1994.(a)
   2         --   Amended and Restated By-Laws of the Registrant.(b)
   3         --   Portions of the Articles of Incorporation, as amended, and the Amended and Restated
                  By-Laws of the Registrant.(c)
   4(a)      --   Investment Advisory Agreement between the Registrant and Merrill Lynch Asset
                  Management, L.P.(b)
    (b)      --   Sub-Advisory Agreement between Merrill Lynch Investment Management, Inc. (now
                  Merrill Lynch Asset Management, L.P.) and Merrill Lynch Asset Management U.K.
                  Limited.(b)
    (c)      --   Supplement to Investment Advisory Agreement between the Registrant and Merrill
                  Lynch Asset Management, L.P., dated January 3, 1994.(d)
   5(a)      --   Class A Shares Distribution Agreement between the Registrant and Merrill Lynch Funds
                  Distributor, Inc.(d)
    (b)      --   Class B Shares Distribution Agreement between the Registrant and Merrill Lynch Funds
                  Distributor, Inc.(b)
    (c)      --   Letter Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc. with respect to the Merrill Lynch Mutual Fund Adviser Program.(e)
    (d)      --   Class C Shares Distribution Agreement between the Registrant and Merrill Lynch Funds
                  Distributor, Inc.(d)
    (e)      --   Class D Shares Distribution Agreement between the Registrant and Merrill Lynch Funds
                  Distributor, Inc.(d)
   6         --   None.
   7         --   Custodian Agreement between the Registrant and The Chase Manhattan Bank, N.A.(b)
   8(a)      --   Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
                  Agreement between the Registrant and Merrill Lynch Financial Data Services, Inc. (now
                  known as Financial Data Services, Inc.)(b)
    (b)      --   Form of License Agreement relating to the use of name between the Registrant and
                  Merrill Lynch & Co., Inc.(b)
    (c)      --   Credit Agreement between the Registrant and a syndicate of banks.(h)
   9         --   Opinion of Brown & Wood LLP, counsel for the Registrant.(g)
  10         --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
  11         --   None.
  12         --   Certificate of Merrill Lynch Asset Management, Inc.(b)
  13(a)      --   Class B Shares Distribution Plan and Class B Shares Distribution Plan Sub-Agreement of
                  the Registrant.(e)
    (b)      --   Class C Shares Distribution Plan and Class C Shares Distribution Plan Sub-Agreement of
                  the Registrant.(d)
    (c)      --   Class D Shares Distribution Plan and Class D Shares Distribution Plan Sub-Agreement of
                  the Registrant.(d)
  14         --   Merrill Lynch Select Pricing(SM) System Plan pursuant to Rule 18f-3.(f)
  15         --   Code of Ethics.(i)

(a) Filed on March 1, 1995 as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-34476) (the "Registration Statement").

(b) Filed on February 26, 1996 as an Exhibit to Post-Effective Amendment No. 7 to the Registration Statement.

(c) Reference is made to Article III (Sections 3 and 4), Article V, Article VI (Section 2, 3, 4, 5 and 6), Article VII, Article VIII and Article X of the Registrant's Articles of Incorporation, as amended and supplemented, filed as Exhibits 1(a), 1(b) and 1(c) to the Registration Statement, and Article II, Article III (Sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XIII, and Article XIV of the Registrant's Amended and Restated By-Laws filed as Exhibit 2 to the Registration Statement.

(d) Filed on October 17, 1994 as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement.

(e) Filed on February 28, 1994 as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement.

(f) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to the shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

(g) Filed on June 19, 1990 as an Exhibit to Pre-Effective Amendment No. 2 to the Registration Statement. Refiled with this Post-Effective Amendment No. 9 pursuant to Electronic Data Gathering, Analysis and Retrieval (EDGAR) requirements.

(h) Incorporated by reference to Exhibit 8(b) to the Registration Statement on Form N-1A of Master Premier Growth Trust (File No. 811-09733), filed December 21, 1999.

(i) Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 811-07155), filed on March 29, 2000.

Item 24. Persons Controlled by or Under Common Control With Registrant.

The Registrant is not controlled by or under common control with any other person.

Item 25. Indemnification.

Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.

Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

In Section 9 of the Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement, the Prospectus or the Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

Merrill Lynch Asset Management, L.P. (the "Investment Adviser" or "MLAM"), acts as the investment adviser for the following open-end registered investment companies: Master Global Financial Services Trust, Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

Fund Asset Management, L.P. ("FAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Premier Growth Trust, Master Internet Strategies Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Insured Fund IV, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Investment Adviser, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 1998 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll, Giordano and Monagle are officers of one or more of such companies.

                                Position(s) with                     Other Substantial Business,
Name                            the Investment Adviser           Profession, Vocation or Employment
-----------------------------   --------------------------   ------------------------------------------
ML & Co. ....................   Limited Partner              Financial Services Holding Company;
                                                              Limited Partner of FAM
Princeton Services ..........   General Partner              General Partner of FAM
Jeffrey M. Peek .............   President                    President of FAM; President and Director
                                                              of Princeton Services; Executive Vice
                                                              President of ML & Co.; Managing
                                                              Director and Co-Head of the Investment
                                                              Banking Division of Merrill Lynch in
                                                              1997; Senior Vice President and Director
                                                              of the Global Securities and Economics
                                                              Division of Merrill Lynch from 1995 to
                                                              1997
Terry K. Glenn ..............   Executive Vice President     Executive Vice President of FAM;
                                                              Executive Vice President and Director
                                                              of Princeton Services; President and
                                                              Director of PFD; Director of FDS;
                                                              President of Princeton Administrators
Gregory A. Bundy ............   Chief Operating Officer      Chief Operating Officer and Managing
                                and Managing Director         Director of MLAM; Chief Operating
                                                              Officer and Managing Director of
                                                              Princeton Services; Co-CEO of Merrill
                                                              Lynch Australia from 1997 to 1999
Donald C. Burke .............   Senior Vice President,       Senior Vice President and Treasurer of
                                 Treasurer and Director       FAM; Senior Vice President and
                                 of Taxation                  Treasurer of Princeton Services; Vice
                                                              President of PFD; First Vice President
                                                              of MLAM from 1997 to 1999; Vice
                                                              President of MLAM from 1990 to 1997
Michael G. Clark ............   Senior Vice President        Senior Vice President of FAM; Senior Vice
                                                              President of Princeton Services;
                                                              Treasurer and Director of PFD; First
                                                              Vice President of MLAM from 1997 to
                                                              1999; Vice President of MLAM from
                                                              1996 to 1997
Robert C. Doll, Jr. .........   Senior Vice President        Senior Vice President of FAM; Senior Vice
                                                              President of Princeton Services; Chief
                                                              Investment Officer of Oppenheimer
                                                              Funds, Inc. in 1999 and Executive Vice
                                                              President thereof from 1991 to 1999
Linda L. Federici ...........   Senior Vice President        Senior Vice President of FAM; Senior Vice
                                                              President of Princeton Services
Vincent R. Giordano .........   Senior Vice President        Senior Vice President of FAM; Senior Vice
                                                              President of Princeton Services
Michael J. Hennewinkel ......   Senior Vice President,       Senior Vice President, Secretary and
                                 Secretary and General        General Counsel of FAM; Senior Vice
                                 Counsel                      President of Princeton Services
Philip L. Kirstein ..........   Senior Vice President        Senior Vice President of FAM; Senior Vice
                                                              President, General Counsel, Director
                                                              and Secretary of Princeton Services
Debra W. Landsman-Yaros .....   Senior Vice President        Senior Vice President of FAM; Senior Vice
                                                              President of Princeton Services; Vice
                                                              President of PFD
Stephen M. M. Miller ........   Senior Vice President        Executive Vice President of Princeton
                                                              Administrators; Senior Vice President of
                                                              Princeton Services
Joseph T. Monagle, Jr. ......   Senior Vice President        Senior Vice President of FAM; Senior Vice
                                                              President of Princeton Services
Gregory D. Upah .............   Senior Vice President        Senior Vice President of FAM; Senior Vice
                                                              President of Princeton Services

Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 2000, Inc., Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Premier Growth Trust, Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate II, Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 1998, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn and Burke are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26:

                          Positions with                        Other Substantial Business,
Name                      MLAM U.K.                          Profession, Vocation or Employment
------------------------  ----------------------------- -------------------------------------------
Terry K. Glenn .........  Director and Chairman         Executive Vice President of the Investment
                                                         Adviser and FAM; Executive Vice
                                                         President and Director of Princeton
                                                         Services; President and Director of PFD;
                                                         President of Princeton Administrators
Nicholas C.D. Hall .....  Director                      Director of Mercury Asset Management
                                                         Ltd. and the Institutional Liquidity Fund
                                                         PLC; First Vice President and General
                                                         Counsel of Merrill Lynch Mercury Asset
                                                         Management
James T. Stratford .....  Alternate Director            Director of Mercury Asset Management
                                                         Group Ltd.; Head of Compliance, Merrill
                                                         Lynch Mercury Asset Management
Donald C. Burke ........  Treasurer                     Senior Vice President and Treasurer of the
                                                         Investment Adviser and FAM; Director
                                                         of Taxation of the Investment Adviser;
                                                         Senior Vice President and Treasurer of
                                                         Princeton Services; Vice President of
                                                         PFD; First Vice President of the
                                                         Investment Adviser from 1997 to 1999
Carol Ann Langham ......  Company Secretary             None
Debra Anne Searle ......  Assistant Company Secretary   None

Item 27. Principal Underwriters.

(a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

(b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                              Position(s) and Office(s)      Position(s) and Office(s)
Name                                   with Pfd                   with Registrant
--------------------------   ---------------------------   -----------------------------
Terry K. Glenn ...........   President and Director        President and Director
Michael G. Clark .........   Treasurer and Director        None
Thomas J. Verage .........   Director                      None
Robert W. Crook ..........   Senior Vice President         None
Michael J. Brady .........   Vice President                None
William M. Breen .........   Vice President                None
Donald C. Burke ..........   Vice President                Vice President and Treasurer
James T. Fatseas .........   Vice President                None
Debra W. Landsman-Yaros ..   Vice President                None
Michelle T. Lau ..........   Vice President                None
Salvatore Venezia ........   Vice President                None
William Wasel ............   Vice President                None
Robert Harris ............   Secretary                     None

(c) Not applicable.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29. Management Services.

Other than as set forth under the caption "Management of the Fund — Merrill Lynch Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund — Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 30th day of March, 2000.

                  MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

                  (Registrant)

                  By: /s/ DONALD C. BURKE

                  (Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                 Signature                                  Title                       Date
------------------------------------------   ----------------------------------   ---------------

          TERRY K. GLENN*                    President and Director (Principal
-----------------------------------          Executive Officer)
         (Terry K. Glenn)

          DONALD C. BURKE*                   Vice President and Treasurer
-----------------------------------          (Principal Financial and
         (Donald C. Burke)                   Accounting Officer)

        CHARLES C. REILLY*                   Director
-----------------------------------
       (Charles C. Reilly)

         RICHARD R. WEST*                    Director
-----------------------------------
        (Richard R. West)

          ARTHUR ZEIKEL*                     Director
-----------------------------------
         (Arthur Zeikel)

        EDWARD D. ZINBARG*                   Director
-----------------------------------
       (Edward D. Zinbarg)

*By: /s/    DONALD C. BURKE
   -------------------------------
 (Donald C. Burke, Attorney-in-Fact)                                               March 30, 2000

EXHIBIT INDEX

Exhibit
Number            Description
--------          ---------------------------------------------------------------------------
     9     --     Opinion of Brown & Wood LLP, counsel for the Registrant.
    10     --     Consent of Deloitte & Touche LLP, independent auditors for the Registrant.